SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

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[x] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to §240.14a-12

AmericaFirst Quantitative Funds

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1. Title of each class of securities to which transaction applies:

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2. Aggregate number of securities to which transaction applies:

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3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ___________________________________________________________________________

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AmericaFirst Quantitative Funds

300 Harding Blvd., Suite 215

Roseville, CA  95678

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held September 12, 2018

Dear Shareholders:

The Board of Trustees of AmericaFirst Quantitative Funds, an open-end management investment company organized as a Delaware statutory trust (the "Trust"), has called a special meeting of the shareholders of the AmericaFirst Quantitative Strategies Fund, AmericaFirst Tactical Alpha Fund, AmericaFirst Income Fund, AmericaFirst Defensive Growth Fund, AmericaFirst Seasonal Rotation Fund, and AmericaFirst Large Cap Share Buyback Fund, each a series of the Trust, to be held at the offices of the Trust's transfer agent, Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights,  OH 44147, on September 12, 2018 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof, for the following purposes:

1.  To elect the proposed individuals to the Board of Trustees, and

2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on June 26, 2018 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

The Board of Trustees of the Trust unanimously recommends that you cast your vote "FOR" the election of the Trustee and Trustee nominee, as described in the Proxy Statement.

By Order of the Board of Trustees

Brandon Pokersnik

Secretary

July 2, 2018

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 12, 2018:

A copy of the Notice of Shareholder Meeting, the Proxy Statement and Proxy Voting Ballot are available by visiting http://www.americafirstfunds.com/literature-1.

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, or by faxing it to the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

AMERICAFIRST QUANTITATIVE FUNDS

PROXY STATEMENT

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held September 12, 2018

INTRODUCTION

The Board of Trustees of AmericaFirst Quantitative Funds, an open-end management investment company organized as a Delaware statutory trust (the "Trust"), has called a special meeting of the shareholders of the AmericaFirst Quantitative Strategies Fund, AmericaFirst Tactical Alpha Fund, AmericaFirst Income Fund, AmericaFirst Defensive Growth Fund, AmericaFirst Seasonal Rotation Fund, and AmericaFirst Large Cap Share Buyback Fund, each a series (each a "Fund") of the Trust.  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or the "Trustees") of the Trust for use at the special meeting of shareholders of the Trust (the "Meeting") to be held at the offices of the Trust's transfer agent Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights,  OH 44147, on September 12, 2018 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof. The mailing to shareholders of the Notice of Meeting, Proxy Statement, and accompanying form of proxy will commence on or about July 5, 2018.

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

1.  To elect the proposed individuals to the Board of Trustees, and

2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on June 26, 2018 (the "Record Date") are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Funds’ most recent annual report and semi-annual report, including financial statements and schedules, are available at no charge by sending a written request to the Funds, c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147, by calling the Funds toll-free at 1-877-217-8363 or, for the annual report, by visiting http://www.americafirstfunds.com/literature-1.

PROPOSAL 1

ELECTION OF TRUSTEES

In this proposal, shareholders are being asked to elect the following Trustee nominee ("Nominee") and incumbent Trustee ("Incumbent Trustee") to the Board of Trustees of the Trust.  Each of the Nominee and Incumbent Trustee has agreed to serve on the Board of Trustees for an indefinite term. The Trust is not required, and does not intend, to hold annual shareholder meetings for the election or re-election of Trustees. As a result, if elected, the Incumbent Trustee and Nominee will serve indefinitely until their successors are duly elected and qualified.

Mr. Michael A. Gunning is an Incumbent Trustee, having been appointed by the Board in February 23, 2015, to replace a retiring Trustee.  However, he has not been elected by the shareholders of the Trust.  Mr. Timothy P. Highland is a Nominee who is not currently on the Board, but was selected by the Board on June 15, 2018, for presentation to shareholders for possible election.  The Investment Company Act of 1940, as amended, (the "1940 Act") requires a certain percentage of the Trustees to have been elected by shareholders and that those elections occur before the Board can appoint new any Trustees to fill vacancies or expand the Board. To properly seat the Nominee, to elect the Incumbent Trustee and to facilitate future compliance with the requirements of the 1940 Act, the Board of Trustees now proposes to have shareholders elect Mr. Gunning and elect Mr. Highland to serve as Trustees to the Trust.

Mr. Highland and Mr. Gunning will each serve as a non-interested person Trustee of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act (referred to hereafter as "Independent Trustee").

Information about the Incumbent Trustee and Nominee Trustee

Incumbent Independent Trustee

Below is information about the Incumbent Independent Trustee and the attributes that qualify him to serve as a Trustee.  The information provided below is not all-inclusive.  Many Trustee attributes involve intangible elements, such as intelligence, work ethic, and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions.  The Board does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the experience and background of Mr. Gunning make him highly qualified.

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Gunning has over 20 years of experience as an business executive including serving as an investment banker to municipalities, an executive assistant to a state treasurer, investment manager to a California-based reinvestment fund, and a legislative adviser. This experience has included accounting, budgeting, risk management, investment management, and regulatory analysis.  Mr. Gunning also possesses board-level experience through his service as a director for two non-profit entities.  In addition, he holds a BA in Political Science and History from Claremont McKenna College and an MA in Public Policy from Claremont Graduate School.

Nominee Independent Trustee

Below is information about the Nominee Independent Trustee and the attributes that qualify him to serve as a Trustee. The information provided below is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions. The Board does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the experience and background of the Nominee Independent Trustee makes him highly qualified.

Mr. Timothy P. Highland possesses what the Board feels are unique experiences, qualifications and skills valuable to the Trust.  Mr. Highland currently serves as Vice President of Docupace, Inc., a firm that provides straight-through processing for broker-dealers.  He also, currently serves as President of D3 Partners, LLC, a consulting firm that provides design and delivery of project solutions for investment advisers and broker-dealers.  Previously, he served as an executive for several SEC-registered investment advisers and FINRA-registered broker-dealers.  He is also a member of Association of Investment Management Sales Executives, the Investment Management Consultants Association and the Financial Planning Association.  He also holds FINRA series 7, 63, 66 and 24 licenses.  The Board believes Mr. Highland’s experience and expertise as a business consultant, including his expertise in advisory and broker-dealer regulatory issues, adds depth and understanding to its consideration of the Trustee's obligations to the Trust and shareholders.

Additional information about the Incumbent Trustee and Nominee, including their address (unless otherwise noted, the address of each Trustee and Officer is c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147), age (as indicated by year of birth), principal occupation, and other directorships held, is set forth in the following table:

Incumbent Independent Trustee

Name Address^ Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee

Michael A. Gunning Year of Birth: 1958	Trustee since February 2015	Vice President, Personal Insurance Federation of California (legislative and regulatory advisory firm representing members to California State Legislature and Governor’s Office), 2001 to present.	6	None

^ c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147.

* The term of office for each Trustee listed above will continue indefinitely.

** The term "Fund Complex" refers to the six Funds in the Trust.

Nominee Independent Trustee

Name Address^ Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee
Timothy P. Highland Year of Birth: 1964	None	Vice President, Strategic Solutions, Docupace Technologies, Inc. (data processing for broker-dealers), Sept. 2016 to present; President, D3 Financial Partners, LLC (consultant to broker-dealers, investment advisers and technology firms) Jan. 2016 to present; Executive Vice President, IPI Wealth Management, Inc. (SEC registered investment adviser) 2009 to 2015; Executive Vice President, Investment Planners, Inc. (FINRA registered broker-dealer) 2009 to 2015.	0	None

^ c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147.

* The term of office for each Trustee listed above will continue indefinitely.

** The term "Fund Complex" refers to the six Funds in the Trust.

Interested Trustee and Officers of the Trust

Name Address^ Year of Birth	Position/Term of Office*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEE

Rick A. Gonsalves 300 Harding Blvd., Suite 215, Roseville, CA 95678 Year of Birth: 1968	Trustee – 2012 to present; President – May 2017 to present	President, Chief Executive Officer and Portfolio Manager, AmericaFirst Capital Management, LLC (2007 – present) (investment adviser to the Funds).	6	None
OFFICERS OF THE TRUST
Ann Marie Swanson Year of Birth: 1965	Chief Compliance Officer of the Trust – 2016 to present

Director, Alaric Compliance Services, LLC (June 2015 to present); V.P. and Chief Compliance Officer, Thomas Partners Investment Management (May 2013 to March 2015); S.V.P. and Chief Compliance Officer,

Aletheia Research and Management, Inc. (August 2010 to January 2013)

			n/a	n/a
Umberto Anastasi Year of Birth: 1974	Treasurer – August 2017 to present	From 1999 to present, Vice President, Mutual Shareholder Services LLC	n/a	n/a
Brandon Pokersnik Year of Birth: 1978	Secretary – August 2017 to present	Accountant, Mutual Shareholder Services, LLC, since 2008; Attorney Mutual Shareholder Services, LLC, since June 2016; Owner/President, Empirical Administration, LLC, since Sept. 2012.	n/a	n/a

^ c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147.

* The term of office for each Trustee listed above will continue indefinitely.  Officers are reappointed annually.

** The term "Fund Complex" refers to the six Funds in the Trust.

The following tables set forth the aggregate dollar range of equity securities of the Trust beneficially owned by the Nominee and Incumbent Trustee as of the Record Date.

Trustee Ownership

The following table indicates the dollar range of equity securities that any Trustee or Nominee Trustee beneficially owned in the Funds as of the Record Date.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Rick A. Gonsalves	None	None
Michael A. Gunning	None	None
Timothy P. Highland	None	None
Michael Dencavage	None	None

Compensation

Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Funds, will be paid a fee of $2,500 per in-person meeting, $100 per telephonic meeting attended, and reimbursement for out of pocket expenses.  Any "interested persons" of the Trust receive no Board member compensation from the Funds. The table below details the amount of compensation received by the Trustees from the Trust for the fiscal year ended June 30, 2018. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust Paid to Trustees
Rick A. Gonsalves	None	None	None	None
Michael A. Gunning	$10,400	None	None	$10,400
Timothy P. Highland*	None	None	None	None
Michael Dencavage	$10,400	None	None	$10,400

* Nominee Trustee

Board Leadership Structure

The Board of Trustees has considered the overall leadership structure of the Trust and has established committees designed to facilitate the governance of the Trust by the Trustees generally and the Board’s role with respect to risk oversight specifically. The Trust’s committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and compliance matters. The Board of Trustees also has frequent interaction with the service providers and Chief Compliance Officer of the Trust with respect to risk oversight matters. The Trust’s Chief Compliance Officer (the "CCO") reports directly to the Board generally with respect to the CCO’s role in managing the compliance risks of the Trust. The CCO may also report directly to a particular committee of the Board depending on the subject matter. The Trust’s principal financial officer reports to the Audit Committee of the Board on all financial matters affecting the Trust, including risks associated with financial reporting. Through the committee structure, the Trustees also interact with other officers and service providers of the Trust to monitor risks related to the Trust’s operations. The Trust has determined that its leadership structure is appropriate based on the size of the Trust, the Board of Trustees’ current responsibilities, each Trustee’s ability to participate in the oversight of the Trust and committee transparency.  The Trust believes that the full Board of Trustees, provide effective leadership that is in the best interests of the Trust and Fund shareholders because of the Board's collective business acumen and understanding of the regulatory framework under which investment companies must operate.

Board Risk Oversight

The Board of Trustees is comprised of one interested person Trustee and two Independent Trustees with a standing independent Audit Committee with a separate chair.  The Audit Committee is composed of only Independent Trustees.  The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Audit Committee

The Audit Committee consists of the Independent Trustees of the Trust. The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors, the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Fund’s internal controls and prepares and submits Committee meeting minutes and supporting documentation to the full Board.  The Audit Committee operates pursuant to an Audit Committee Charter. During the fiscal year ended June 30, 2018, the Audit Committee met five times.

The Board of Trustees of the Trust, including the Independent Trustees, recommends that shareholders of the Trust vote "FOR" election of the proposed Trustees.

OTHER INFORMATION

OPERATION OF THE FUNDS

AmericaFirst Quantitative Funds, a Delaware statutory trust, is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company (or mutual fund). The Trust was formed by a Certificate of Trust on January 25, 2012. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series.  The Trust's principal office is located at 300 Harding Blvd., Suite 215, Roseville, CA 95678; and its phone number is (916) 787-9940.  The Board of Trustees supervises the business activities of the Trust.

Like other registered investment companies, the Trust retains various organizations to perform specialized services. The Trust retains AmericaFirst Capital Management, LLC, located at 300 Harding Blvd., Suite 215, Roseville, CA 95678, as the investment adviser to the Trust.  Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, ME 04101, is serving as the Fund's principal underwriter and acts as the distributor of the Fund's shares on a best efforts basis, subject to various conditions.  Mutual Shareholder Services, LLC, located at 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147 provides the Trust with transfer agent and accounting services.  Empirical Administration, LLC, located at 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147 provides the Trust with administration services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the election of the proposed Board of Trustees and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President or Secretary of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following shares of beneficial interest of the Funds, representing all the shares of the Trust, were issued and outstanding for a total of 6,063,444.7030 shares:

Name of Fund	Shares Outstanding
AmericaFirst Quantitative Strategies Fund	1,460,531.3070
AmericaFirst Tactical Alpha Fund	542,150.0610
AmericaFirst Income Fund	1,710,179.0150
AmericaFirst Defensive Growth Fund	1,243,597.8330
AmericaFirst Seasonal Rotation Fund	715,508.2880
AmericaFirst Large Cap Share Buyback Fund	391,478.1990

The presence in person or by proxy of the holders of record of thirty percent of the total shares of the Funds issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business at the Special Meeting.  If a quorum is not present at the Meeting, or if other matters arise requiring shareholder attention, the persons named as proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  With respect to adjournment, the persons named as proxies will vote in accordance with their best judgment at the time.

All shareholders of any series of the Trust on the Record Date are entitled to vote at the Meeting on Proposal 1. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.  All shares of the Trust vote for Trustee election without regard as to Fund or share class.

An affirmative vote of the holders of a plurality of the outstanding shares of the Trust is required for the approval of the election of the Board of Trustees.  Other matters to be considered (if any) may require a majority vote of the outstanding shares of the Trust. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Trust means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Trust are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Trust, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Trust represented at the meeting, but they are not affirmative votes for the proposal.  Because Trustees are elected by a plurality, non-votes and abstentions will have no effect on Proposal 1.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Shareholders owning more than 25% of the shares of a Fund who have the power to vote those shares are presumed to "control" a Fund, as that term is defined under the 1940 Act.  Persons controlling a Fund can generally determine the outcome of any proposal submitted to the shareholders of that Fund for approval.  As of the Record Date, the Trust in not aware of any controlling shareholder or shareholders on a Fund or Trust-level basis.  To the best knowledge of the Trust, as of the Record Date, there were no beneficial owners of more than 5% of the total outstanding shares of the Funds.  As of the Record Date, the Trustees and officers as a group owned no shares of the Funds.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to the Trust's Secretary.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies.  No proxy solicitation firm has been engaged to assist in the solicitation. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of proxies will be borne by the Trust. The estimated cost of these services is approximately $20,000.  In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Trust of whom they have knowledge, and the Fund will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and the investment adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

COMMUNICATIONS WITH THE BOARD

The Trust's Board believes that it is important for shareholders to have a process to send communications to the Board. Accordingly, a shareholder of the Trust wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth: (a) the name and address of the shareholder; (b) the number of shares of the Funds owned by the shareholder; and (c) if the shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner. These communications should be addressed as follows: Secretary, AmericaFirst Quantitative Funds c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147.

The Secretary of the Trust is responsible for collecting, reviewing, and organizing all properly-submitted shareholder communications. With respect to each properly-submitted shareholder communication, the Secretary, in most instances, either will: (i) provide a copy of the communication to the appropriate Committee of the Board or to the full Board at the Committee's or Board's next regularly-scheduled meeting; or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the appropriate Committee of the Board or to the full Board promptly after receipt.

The Secretary, in good faith, may determine that a shareholder communication should not be provided to the appropriate Committee of the Board or to the full Board because the communication: (i) does not reasonably relate to the Trust or the Trust's operations, management, activities, policies, service providers, Board of Trustees, or one of the Committees of the Board, officers, or shareholders, or other matters relating to an investment in the Trust; or (ii) is ministerial in nature (such as a request for Trust literature, share data, or financial information).

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, write the Trust at c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147, or call the Trust toll-free at 1-877-217-8363.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 12, 2018.

A copy of the Notice of Shareholder Meeting, the Proxy Statement and Proxy Voting Ballot are available by visiting http://www.americafirstfunds.com/literature-1.

If you have any questions before you vote, please call our proxy information line at 1-877-217-8363.  Representatives are available Monday through Friday 9 a.m. to 5 p.m., Eastern time to answer your questions about the proxy material or about how to cast your vote. You may also receive a telephone call reminding you to vote your shares.  Thank you for your participation in this important initiative.

By Order of the Board of Trustees

Brandon Pokersnik

Secretary

July 2, 2018

Form Of

AMERICAFIRST QUANTITATIVE FUNDS

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 12, 2018

The undersigned shareholder of one or more of the following: AmericaFirst Quantitative Strategies Fund, AmericaFirst Tactical Alpha Fund, AmericaFirst Income Fund, AmericaFirst Defensive Growth Fund, AmericaFirst Seasonal Rotation Fund, and AmericaFirst Large Cap Share Buyback Fund (each a "Fund" and collectively the "Funds"), hereby nominates, constitutes and appoints Umberto "Bob" Anastasi and Brandon Pokersnik, each the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund(s) which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147, on September 12, 2018 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE PRESIDENT OR SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt of this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________________

Signature

Date

__________________________________________________________

Signature (if held jointly)

Date

__________________________________________

Title if a corporation, partnership or other entity

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUNDS AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Two simple methods to vote your proxy:

VOTE BY PHONE:

To cast your vote by phone with a proxy voting representative, call toll-free 1-877-217-8363 and provide the representative with the TAG ID found on the bottom left of this proxy card.  Representatives are available to take your voting instructions Monday through Friday 9:00 A.M. to 5:00 P.M. Eastern time.

VOTE BY MAIL:

Simply sign, date and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE "FOR" THE PROPOSAL.

PROXY CARD                                                     Form Of

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 12, 2018

THIS PROXY IS SOLICITED ON BEHALF OF THE AMERICAFIRST QUANTITATIVE FUND'S BOARD OF TRUSTEES, AND THE PROPOSAL BELOW HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ON THE PROPOSAL.  THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS.  IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES, IF ANY.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: X

PROPOSAL 1:  To elect the proposed individuals to the Board of Trustees of AmericaFirst Quantitative Funds.

		FOR	WITHHOLD
1.1	Michael A. Gunning	□	□
1.2	Timothy P. Highland	□	□

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